Vesper U.S. Large Cap Short-Term Reversal Strategy ETF

Schedule of Investments

May 31, 2022 (Unaudited)

Description	Shares	Fair Value

COMMON STOCK — 99.8%

Communication Services — 3.9%
Activision Blizzard	38,664	$3,011,152

Consumer Discretionary — 12.4%
Garmin	30,088	3,177,894
PVH	45,524	3,226,286
VF	63,387	3,198,508
		9,602,688
Financials — 23.9%
Ameriprise Financial	11,286	3,117,983
Globe Life	31,524	3,075,797
Lincoln National	54,688	3,168,076
Loews	46,772	3,063,098
Principal Financial Group	42,211	3,078,448
T Rowe Price Group	24,386	3,099,217
		18,602,619
Health Care — 4.1%
Waters *	9,746	3,196,201

Industrials — 11.9%
General Electric	40,346	3,158,688
Honeywell International	15,725	3,044,675
Masco	53,797	3,049,752
		9,253,115
Information Technology — 16.0%
Adobe *	7,430	3,094,446
Citrix Systems *	30,085	3,029,259
Skyworks Solutions	29,483	3,209,814
Texas Instruments	17,614	3,113,451
		12,446,970
Materials — 19.8%
Air Products and Chemicals	12,667	3,118,109
Celanese, Cl A	19,789	3,097,374
Dow	44,413	3,019,196
International Paper	62,726	3,039,074
LyondellBasell Industries, Cl A	27,448	3,135,934
		15,409,687
Real Estate — 3.9%
Healthpeak Properties ‡	101,763	3,021,344

Utilities — 3.9%
Public Service Enterprise Group	44,104	3,022,888

Total Common Stock
(Cost $74,916,015)		77,566,664

Total Investments - 99.8%
(Cost $74,916,015)		$77,566,664

Percentages are based on net assets of $77,758,677.

*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class

As of May 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information regarding the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent semiannual and annual financial statements.

VES-QH-001-0800